LKCM
FUNDS

SUMMARY PROSPECTUS

May 1, 2014

LKCM SMALL-MID CAP EQUITY FUND – Adviser Class
(LKSDX)

Before you invest, you may want to review the LKCM Small-Mid Cap Equity Fund – Adviser Class (the “Fund”) prospectus, which contains more information about the Fund and its risks.  The current statutory prospectus and statement of additional information dated May 1, 2014, are incorporated by reference into this Summary Prospectus.  You can find the Fund’s prospectus and other information about the Fund online at www.lkcmfunds.com.  You can also get this information at no cost by calling 1-800-688-LKCM or by sending an e-mail request to info@lkcmfunds.com.

Investment Objective:  The Fund seeks to maximize long-term capital appreciation.

Fees and Expenses of the Fund: The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a percentage of the amount redeemed on shares held for less than 30 days)	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses(1)	0.43%
Acquired Fund Fees and Expenses(2)	0.01%
Total Annual Fund Operating Expenses	1.44%
Fee Waiver and/or Expense Reimbursement(3)	-0.18%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)(2)(3)	1.26%
(1)	Expenses are based on estimated expenses expected to be incurred for the fiscal year ending December 31, 2014.
(2)
Acquired Fund Fees and Expenses are indirect fees and expenses that funds incur from investing in the shares of other investment companies, including money market funds.  The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the Fund differ from the Ratio of Expenses to Average Net Assets before and after expense waiver and/or reimbursement found within the “Financial Highlights” section of the prospectus because the audited information in the “Financial Highlights” reflects the operating expenses of the Fund and does not include indirect expenses such as Acquired Fund Fees and Expenses.

(3)
Luther King Capital Management Corporation (“Adviser”), the Fund’s investment adviser, has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund through April 30, 2015 in order to limit the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to 1.25%.  This expense limitation excludes interest, taxes, brokerage commissions,  Acquired Fund Fees and Expenses and extraordinary expenses.  The fee waiver and expense reimbursement agreement may be terminated or changed only with the consent of the Board of Trustees.

Example
The following example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be as follows:

1 Year	3 Years	5 Years	10 Years
$128	$438	$770	$1,709

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 49% of the average value of its portfolio.

Principal Investment Strategies:  The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small-mid capitalization companies.  The Fund primarily chooses investments that the Adviser believes are likely to have above-average growth in revenue and/or earnings and potential for above-average capital appreciation.  Small-mid capitalization companies are those with market capitalizations at the time of investment between $1 billion and $8 billion.  The Fund is not required to sell equity securities whose market values appreciate or depreciate outside this market capitalization range.

The Fund seeks to invest in the equity securities of high quality companies that typically exhibit certain characteristics, including high profitability levels, strong balance sheet quality, competitive advantages, ability to generate excess cash flows, meaningful management ownership stakes, attractive reinvestment opportunities, strong market share positions, and/or attractive relative valuation.  These equity securities may include common stocks, preferred stocks, securities convertible into common stock, American Depositary Receipts (“ADRs”), rights and warrants.

Principal Risks:  The greatest risk of investing in the Fund is that you could lose money.  There is no assurance that the Fund will achieve its investment objective.  Investments in the Fund also are subject to the following principal risks:

•
General Market Risk – Factors that affect markets in general, including political, regulatory, market and economic developments and other developments that impact specific economic sectors, industries and segments of the market, could adversely impact the Fund’s investments and lead to a decline in the value of your investment in the Fund.

•	Inflation Risk – Higher actual or anticipated inflation may have an adverse effect on corporate profits or consumer spending and result in lower values for securities held by the Fund.
•
Stock Market Risk – The Fund invests in equity securities and therefore is subject to stock market risks and significant fluctuations in value.  The Fund’s investments in equity securities may include common stocks, preferred stocks, securities convertible into common stock, ADRs, rights and warrants.  ADRs are receipts issued by domestic banks or trust companies that represent the deposit of a security of a foreign issuer and are publicly traded in the United States.  Investments in ADRs are subject to certain of the risks associated with investing directly in foreign securities, such as currency fluctuations, political and economic instability, less government regulation, less publicly available information, and differences in financial reporting standards.  ADRs may not accurately track the prices of the underlying foreign securities and their value may change materially at times when the U.S. markets are not open for trading. Investing in such securities may expose the Fund to additional risk.  Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company.  Preferred stocks and convertible securities are sensitive to movements in interest rates.  In addition, convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value.  Investments in rights and warrants may be more speculative than certain other types of investments because rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

•
Security Selection Risk – Securities held by the Fund may not perform as anticipated due to a number of factors impacting the company that issued the securities or its particular industry, such as poor operating performance or management, weak demand for the company’s products or services, or the company’s failure to meet earnings or other operating performance expectations.

•
Small and Mid Cap Risk – The Fund may invest in small and mid capitalization companies that may not have the size, resources and other assets of large capitalization companies.  As a result, the securities of small and mid capitalization companies held by the Fund may be less liquid and subject to greater market risks and fluctuations in value than large capitalization companies or may not correspond to changes in the stock market in general.

Performance:  The bar chart and table that follow illustrate annual Fund returns for period ended December 31, 2013.  This information is intended to give you some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of a broad measure of market performance, including an additional index that shows how the Fund’s performance compares with the returns of an index of funds with similar investment objectives.  The Adviser Class shares of the Fund did not offer its shares prior to the date of this prospectus.  The return data reflects the performance of the Institutional Class shares of the Fund, which commenced operations on May 2, 2011 and are offered in another prospectus. The performance for the Adviser Class shares would be similar to the performance for the Institutional Class because the shares of each class represent investments in the same portfolio securities.  However, the Adviser Class shares have different expenses than the Institutional Class shares. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available on the Fund’s website at www.lkcmfunds.com or by calling the Fund toll-free at 1-800-688-LKCM.

Calendar Year Return as of 12/31 – Institutional Class

During the period shown on the bar chart, the Fund’s best and worst quarters are shown below:

Best and Worst Quarterly Returns
12.26%	3rd quarter, 2013
-4.97%	2nd quarter, 2012

Average Annual Total Returns for Periods Ended December 31, 2013
	One Year	Since Inception (May 2, 2011)
Return Before Taxes	33.99%	10.21%
Return After Taxes on Distributions	33.99%	10.21%
Return After Taxes on Distributions and Sale of Fund Shares	19.24%	7.93%
Russell 2500® Index (reflects no deduction for fees, expenses or taxes)	36.80%	13.58%
Lipper Small-Cap Core Funds Index (reflects no deduction for taxes)	36.13%	12.72%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts.

Investment Adviser:  Luther King Capital Management Corporation.

Portfolio Managers:

Name	Title	Experience with the Fund
Steven R. Purvis, CFA	Principal, Vice President and Portfolio Manager	Since Inception in 2011
J. Luther King, Jr., CFA, CIC	Principal, President and Portfolio Manager	Since Inception in 2011
Jonathan B. Deweese, CFA	Vice President, Portfolio Manager and Analyst	Since Inception in 2011
Benjamin M. Cowan, CFA	Analyst	Since Inception in 2011

Purchase and Sale of Fund Shares:  Investors may purchase, exchange or redeem Fund shares by mail (LKCM Funds, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53201-0701), or by telephone at 1-800-688-LKCM.  Redemptions by telephone are only permitted upon previously receiving appropriate authorization.  Transactions will only occur on days the New York Stock Exchange is open.  Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly for information relative to the purchase or sale of Fund shares.  The minimum initial amount of investment in the Fund and exchanges into the Fund from another fund in the LKCM Funds is $2,000.  Subsequent investments in the Fund for all types of accounts may be made with a minimum investment of $1,000.

Tax Information:  The Fund’s distributions are taxable and will be taxed as ordinary income or long-term capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account in which case the withdrawal of your investment from the tax-deferred arrangement may be taxable.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a financial adviser), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  If made, these payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.